Commitments and Contingencies - Schedule of Future Minimum Lease Payments, Net of Sublease Income, Under Non-Cancelable Operating Leases (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
2015	$ 262
2016	268
2017	45
Total Operating leases, future minimum payments	$ 575